EXHIBIT 99
----------

                      AMLI RESIDENTIAL PROPERTIES TRUST
                        FINANCIAL AND OPERATING DATA
                                June 30, 1997


            1.    Funds from Operations

            2.    Statements of Operations

            3.    Balance Sheets

            4.    Selected Financial Information

            5.    Debt

            6.    Debt Maturities

            7. Same Community Comparison - Wholly-Owned - three months ended June 30, 1997 and 1996

            8. Same Community Comparison - Wholly-Owned - six months ended June 30, 1997 and 1996

            9.    Same Community Comparison - Wholly-Owned & Co-
                  Investments - three months ended June 30, 1997 and 1996

            10.   Same Community Comparison - Wholly-Owned & Co-
                  Investments - six months ended June 30, 1997 and 1996

            11.   Property Information

            12.   Development Activities

AMLI RESIDENTIAL PROPERTIES TRUST
FUNDS FROM OPERATIONS
Unaudited - Dollars in thousands except per share data

                                                         THREE MONTHS ENDED                  SIX MONTHS ENDED
                                                     ---------------------------       ---------------------------
                                                      JUNE 30,         JUNE 30,          JUNE 30,         JUNE 30,
                                                        1997             1996             1997             1996
                                                     ----------       ----------       ----------       ----------
REVENUES
--------
Property revenues:
  Rental . . . . . . . . . . . . . . . . . . .         $ 19,281          $17,766         $ 37,961         $ 35,197
  Other. . . . . . . . . . . . . . . . . . . .            1,019              814            1,994            1,525
                                                       --------         --------         --------         --------
      Total Property Revenues. . . . . . . . .           20,300           18,580           39,955           36,722
                                                       --------         --------         --------         --------
Property operating expenses. . . . . . . . . .           (7,883)          (7,634)         (15,453)         (14,871)
Property management fees . . . . . . . . . . .             (517)            (464)          (1,008)            (918)
                                                       --------         --------         --------         --------
    Property expenses. . . . . . . . . . . . .           (8,400)          (8,098)         (16,461)         (15,789)
Operating expense ratio. . . . . . . . . . . .             41.4%            43.6%            41.2%            43.0%
                                                       --------         --------         --------         --------
      Net operating income . . . . . . . . . .           11,900           10,482           23,494           20,933
                                                       --------         --------         --------         --------

OTHER INCOME
------------
  Share of income (loss) from Service Cos. . .               66              (95)              77             (151)
  Interest from Service Companies (1). . . . .              187              201              440              368
  Other interest . . . . . . . . . . . . . . .              120               53              227              125
  Share of partnerships FFO (2). . . . . . . .              820              486            1,487              742
  Fee income - acquisitions and dispositions .            --                  92              137              250
  Fee income - developments. . . . . . . . . .              271               99              601              131
  Fee income - asset management. . . . . . . .              151              143              304              220
  Other. . . . . . . . . . . . . . . . . . . .               52               45               89               70
                                                       --------         --------         --------         --------
      Total other income . . . . . . . . . . .            1,667            1,024            3,362            1,755
General and administrative . . . . . . . . . .             (706)            (532)          (1,473)          (1,128)
                                                       --------         --------         --------         --------
EBITDA . . . . . . . . . . . . . . . . . . . .           12,861           10,974           25,383           21,560
                                                       --------         --------         --------         --------
Interest expense . . . . . . . . . . . . . . .           (2,886)          (2,996)          (5,532)          (5,814)
Amortization of deferred costs . . . . . . . .              (87)            (400)            (330)            (851)
                                                       --------         --------         --------         --------
Funds from operations (FFO). . . . . . . . . .         $  9,888         $  7,578         $ 19,521         $ 14,895
                                                       ========         ========         ========         ========




AMLI RESIDENTIAL PROPERTIES TRUST
FUNDS FROM OPERATIONS - CONTINUED
Unaudited - Dollars in thousands except per share data


                                                         THREE MONTHS ENDED                  SIX MONTHS ENDED
                                                     ---------------------------       ---------------------------
                                                      JUNE 30,         JUNE 30,          JUNE 30,         JUNE 30,
                                                        1997             1996             1997             1996
                                                     ----------       ----------       ----------       ----------

Capital expenditures paid from FFO . . . . . .             (749)            (394)          (1,880)            (727)
Other - share of Co-investments Cap exp. . . .              (66)             (12)            (100)             (21)
                                                       --------         --------         --------         --------
Funds available for distribution (FAD) . . . .         $  9,073         $  7,172         $ 17,541         $ 14,147
                                                       ========         ========         ========         ========

FFO per share. . . . . . . . . . . . . . . . .         $   0.52         $   0.48         $   1.03         $   0.96
FAD per share. . . . . . . . . . . . . . . . .         $   0.48         $   0.46         $   0.93         $   0.92
Dividend per share . . . . . . . . . . . . . .         $   0.43         $   0.43         $   0.86         $   0.86

Dividend as a % of FFO . . . . . . . . . . . .             82.5%            89.3%            83.5%            89.5%
Dividend as a % of FAD . . . . . . . . . . . .             89.9%            94.4%            92.5%            94.0%



Notes:

(1)   Includes $114 in quarterly interest on 13% notes receivable and interest on working capital advances.
(2)   Share of income plus share of depreciation; share of depreciation for the three and six months ended
      June 30, 1997 and 1996 were $654, $357, $1,154 and $532, respectively.


AMLI RESIDENTIAL PROPERTIES TRUST
STATEMENTS OF OPERATIONS
Unaudited - Dollars in thousands except per share data


                                                         THREE MONTHS ENDED                  SIX MONTHS ENDED
                                                     ---------------------------       ---------------------------
                                                      JUNE 30,         JUNE 30,          JUNE 30,         JUNE 30,
                                                        1997             1996             1997             1996
                                                     ----------       ----------       ----------       ----------

REVENUES
--------
Property Revenue:
  Rental . . . . . . . . . . . . . . . . . . .         $ 19,281         $ 17,766         $ 37,961         $ 35,197
  Other. . . . . . . . . . . . . . . . . . . .            1,019              814            1,994            1,525
Interest and share of income (loss) from
  Service Cos. . . . . . . . . . . . . . . . .              253              106              517              217
Other interest . . . . . . . . . . . . . . . .              120               53              227              125
Share of income from co-investment
  partnerships . . . . . . . . . . . . . . . .              166              129              333              209
Fees from co-investment partnerships . . . . .              474              379            1,131              672
                                                       --------         --------         --------         --------
    Total revenues . . . . . . . . . . . . . .           21,313           19,247           42,163           37,945
                                                       --------         --------         --------         --------

EXPENSES
--------
Personnel. . . . . . . . . . . . . . . . . . .            1,822            1,727            3,545            3,321
Advertising and promotion. . . . . . . . . . .              482              478              989              950
Utilities. . . . . . . . . . . . . . . . . . .              909            1,001            1,934            2,067
Building repairs and maintenance . . . . . . .            1,407            1,182            2,563            2,297
Landscaping and grounds maintenance. . . . . .              515              524              879              855
Real estate taxes. . . . . . . . . . . . . . .            2,312            2,173            4,634            4,293
Insurance. . . . . . . . . . . . . . . . . . .              200              253              398              487
Other operating expenses . . . . . . . . . . .              236              296              511              601
Property management fees . . . . . . . . . . .              517              464            1,008              918
Interest, net of capitalized . . . . . . . . .            2,886            2,996            5,532            5,814
Amortization of deferred costs . . . . . . . .               87              400              330              851
Depreciation of real property. . . . . . . . .            2,376            2,133            4,692            4,254
Depreciation of personal property. . . . . . .              820              593            1,561            1,141
General and administrative . . . . . . . . . .              706              532            1,473            1,128
                                                       --------         --------         --------         --------
    Total expenses . . . . . . . . . . . . . .           15,275           14,752           30,049           28,977
                                                       --------         --------         --------         --------





AMLI RESIDENTIAL PROPERTIES TRUST
STATEMENTS OF OPERATIONS - CONTINUED
Unaudited - Dollars in thousands except per share data



                                                         THREE MONTHS ENDED                  SIX MONTHS ENDED
                                                     ---------------------------       ---------------------------
                                                      JUNE 30,         JUNE 30,          JUNE 30,         JUNE 30,
                                                        1997             1996             1997             1996
                                                     ----------       ----------       ----------       ----------

Non-recurring item - gain on sale of
  interest rate caps . . . . . . . . . . . . .            --                 584            --                 584
                                                       --------         --------         --------         --------
Income before taxes, minority interest
  and extraordinary item . . . . . . . . . . .            6,038            5,079           12,114            9,552
Income taxes . . . . . . . . . . . . . . . . .            --               --               --               --
                                                       --------         --------         --------         --------
Income before minority interest /
  extraordinary items. . . . . . . . . . . . .            6,038            5,079           12,114            9,552
Minority interest. . . . . . . . . . . . . . .              958              920            1,911            1,727
                                                       --------         --------         --------         --------

Income before and extraordinary items. . . . .            5,080            4,159           10,203            7,825
Extraordinary items net of minority interest .             (177)          (1,118)            (177)          (1,118)
                                                       --------         --------         --------         --------

Net income . . . . . . . . . . . . . . . . . .            4,903            3,041           10,026            6,707
Net income allocable to preferred shares . . .              473              473              946              800
                                                       --------         --------         --------         --------
Net income allocable to common shares. . . . .         $  4,430         $  2,568         $  9,080         $  5,907
                                                       ========         ========         ========         ========

INCOME PER COMMON SHARE:
-----------------------
  Before extraordinary items . . . . . . . . .         $   0.31         $   0.31         $   0.62         $   0.60
  Extraordinary item . . . . . . . . . . . . .         $  (0.01)        $  (0.09)        $  (0.01)        $  (0.09)
  Income per common share. . . . . . . . . . .         $   0.30         $   0.22         $   0.61         $   0.51
                                                       ========         ========         ========         ========





AMLI RESIDENTIAL PROPERTIES TRUST
STATEMENTS OF OPERATIONS - CONTINUED
Unaudited - Dollars in thousands except per share data



                                                         THREE MONTHS ENDED                  SIX MONTHS ENDED
                                                     ---------------------------       ---------------------------
                                                      JUNE 30,         JUNE 30,          JUNE 30,         JUNE 30,
                                                        1997             1996             1997             1996
                                                     ----------       ----------       ----------       ----------

FUNDS FROM OPERATIONS
---------------------
Income before taxes, minority interest
  and extraordinary item . . . . . . . . . . .         $  6,038         $  5,079         $ 12,114         $  9,552

Depreciation of real property. . . . . . . . .            2,376            2,133            4,692            4,254
Depreciation of personal property. . . . . . .              820              593            1,561            1,141
Non-recurring items. . . . . . . . . . . . . .            --                (584)           --                (584)
Other - share of Co-investments depreciation .              654              357            1,154              532
                                                       --------         --------         --------         --------

Funds from operations (FFO). . . . . . . . . .         $  9,888         $  7,578         $ 19,521         $ 14,895
FFO per share. . . . . . . . . . . . . . . . .         $   0.52         $   0.48         $   1.03         $   0.96
                                                       ========         ========         ========         ========

Capital expenditures paid from FFO . . . . . .             (749)            (394)          (1,880)            (727)
Other - share Co-investments capital expense .              (66)             (12)            (100)             (21)
                                                       --------         --------         --------         --------
Funds available for distribution (FAD) . . . .         $  9,073         $  7,172         $ 17,541         $ 14,147
FAD per share. . . . . . . . . . . . . . . . .         $   0.48         $   0.46         $   0.93         $   0.92

Dividends per share. . . . . . . . . . . . . .         $   0.43         $   0.43         $   0.86         $   0.86

Dividends as a % of FFO. . . . . . . . . . . .             82.5%            89.3%            83.5%            89.5%
Dividends as a % of FAD. . . . . . . . . . . .             89.9%            94.4%            92.5%            94.0%
                                                       ========         ========         ========         ========







AMLI RESIDENTIAL PROPERTIES TRUST
CONDENSED BALANCE SHEETS
Unaudited - Dollars in thousands except per share data



                                                                      JUNE 30,          DEC. 31,
                                                                       1997               1996
                                                                      --------          --------
ASSETS
------
Rental apartments
  Land . . . . . . . . . . . . . . . . . . . . . . . . . . .          $ 63,356          $ 59,854
  Depreciable property . . . . . . . . . . . . . . . . . . .           403,790           373,140
                                                                      --------          --------
                                                                       467,146           432,994
  Less accumulated depreciation. . . . . . . . . . . . . . .           (56,731)          (50,478)
                                                                      --------          --------

                                                                       410,415           382,516

Properties under development . . . . . . . . . . . . . . . .            68,007            62,525
Investments in partnerships. . . . . . . . . . . . . . . . .            40,257            30,669
Cash and cash equivalents. . . . . . . . . . . . . . . . . .               461            10,291
Security deposits. . . . . . . . . . . . . . . . . . . . . .             1,730             1,737
Deferred costs, net. . . . . . . . . . . . . . . . . . . . .             2,881             2,139
Other assets . . . . . . . . . . . . . . . . . . . . . . . .            12,628            14,480
                                                                      --------          --------
Total assets . . . . . . . . . . . . . . . . . . . . . . . .          $536,379          $504,357
                                                                      ========          ========





AMLI RESIDENTIAL PROPERTIES TRUST
CONDENSED BALANCE SHEETS - CONTINUED
Unaudited - Dollars in thousands except per share data




                                                                      JUNE 30,          DEC. 31,
                                                                       1997               1996
                                                                      --------          --------
LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------
Debt . . . . . . . . . . . . . . . . . . . . . . . . . . . .          $238,061          $202,013
Accrued interest payable . . . . . . . . . . . . . . . . . .             1,216             1,161
Accrued real estate taxes. . . . . . . . . . . . . . . . . .             5,854             6,978
Construction costs payable . . . . . . . . . . . . . . . . .             5,030             2,263
Security deposits and prepaid rents. . . . . . . . . . . . .             2,223             2,757
Other liabilities. . . . . . . . . . . . . . . . . . . . . .             1,625             2,292
                                                                      --------          --------

    Total liabilities. . . . . . . . . . . . . . . . . . . .           254,009           217,464
                                                                      --------          --------

Minority interest. . . . . . . . . . . . . . . . . . . . . .            44,718            44,871
                                                                      --------          --------

Shareholders' equity
  Preferred shares, $.01 par value . . . . . . . . . . . . .                11                11
  Shares of beneficial interest, $.01 par value. . . . . . .               149               148
  Additional paid-in capital . . . . . . . . . . . . . . . .           300,410           301,098
  Retained earnings. . . . . . . . . . . . . . . . . . . . .             4,570            (5,455)
  Dividends paid . . . . . . . . . . . . . . . . . . . . . .           (67,488)          (53,780)
                                                                      --------          --------

    Total shareholders' equity . . . . . . . . . . . . . . .           237,652           242,022
                                                                      --------          --------

Total liabilities and shareholders' equity . . . . . . . . .          $536,379          $504,357
                                                                      ========          ========







                                          Amli Residential Properties Trust
                                      Selected Quarterly Financial Information
                                                    June 30, 1997
                                  (dollars in thousands except for per share data)
                                                               Quarter Ending
                             -------------------------------------------------------------------------------------
                              June 30,      Mar. 31,       Dec. 31,        Sep. 30,       Jun. 30,        Mar. 31,
                               1997           1997           1996            1996           1996            1996
                             --------       --------       --------        --------       --------        --------
Total Debt                   $238,061       $220,964       $202,013        $233,567       $230,888        $218,267
Total Debt (1)                290,699        271,738        240,593         270,374        267,348         244,149

Total Shares and
 Units Outstanding
 (2)                       18,976,280     18,968,168     18,862,132      15,798,892     15,796,392      15,652,892
Value per Common
 Share - end of
 quarter                     $ 23.625       $ 23.000        $23.375         $20.875        $20.750         $20.125

Total Equity
 (Market Value) -
 end of quarter              $448,315       $436,268       $440,902        $329,802       $327,775        $315,014

Total Market
 Capitalization               686,376        657,232        642,915         563,369        558,663         533,281
Total Market
 Capitalization (1)           739,014        708,006        681,495         600,176        595,123         559,163
                             ========       ========       ========        ========        ========       ========

Total Revenues (3)           $ 21,313       $ 20,850       $ 20,254        $ 20,072       $ 19,247        $ 18,698
EBITDA (4)                     12,861         12,522         12,155          11,580         10,974          10,586

FFO                             9,888          9,633          8,954           8,160          7,578           7,317
FAD                             9,073          8,468          8,175           7,694          7,172           6,975

Dividends Paid                  8,158          8,111          6,794           6,792          6,731           6,322

Debt service
 (net of capitalized
 interest)                      3,420          3,195          3,462           3,645          3,279           3,060
Interest Expense                2,886          2,646          2,935           3,167          2,996           2,818

G & A Expense                     706            767            650             575            532             596

Total Shares and
 Units Outstanding
 - Wtd. Avg.               18,973,232     18,882,000     16,948,000      15,798,000     15,746,000      15,254,000
                           ==========     ==========     ==========      ==========     ==========      ==========




                                          Amli Residential Properties Trust
                                Selected Quarterly Financial Information - CONTINUED
                                                    June 30, 1997
                                  (dollars in thousands except for per share data)

                                                               Quarter Ending
                             -------------------------------------------------------------------------------------
                              June 30,      Mar. 31,       Dec. 31,        Sep. 30,       Jun. 30,        Mar. 31,
                               1997           1997           1996            1996           1996            1996
                             --------       --------       --------        --------       --------        --------
Debt Service Coverage
 Ratio                           3.76           3.92           3.51            3.18           3.35            3.46
Interest Coverage Ratio          4.46           4.73           4.14            3.66           3.66            3.76

Debt as % of Total
 Market Capitalization          34.68%        33.62%         31.42%          41.46%         41.33%          40.93%
Debt as % of Total
 Market Capitalization (1)      39.34%        38.38%         35.30%          45.05%         44.92%          43.66%
EBITDA as % of Total
 Market Capitalization           7.50%         7.62%          7.56%           8.22%          7.86%           7.94%
FFO as % of Total
 Market Equity                   8.82%         8.83%          8.12%           9.90%          9.25%           9.29%

G&A as % of Total
 Market Capitalization           0.41%         0.47%          0.40%           0.41%          0.38%           0.45%
G&A as % of Total Revenues       3.31%         3.68%          3.21%           2.86%          2.76%           3.19%

Dividends as % of FFO (5)        82.5%         84.3%          81.4%           83.2%          89.3%           89.6%
Dividends as % of FAD (5)        89.9%         95.9%          89.1%           88.3%          94.4%           94.0%
                             ========       ========       ========        ========       ========        ========

Apartment Units -
 Wholly Owned
  In Operation                 10,364          9,824          9,824           9,824          9,600           9,600
  Under Development             2,296          2,444          1,404           1,404            884             612
Apartment Units -
 Co-Investments
  In Operation                  4,815          4,815          3,677           3,677          3,175           2,687
  Under Development             1,324          1,324          1,324           1,324          1,170             948
                             --------       --------       --------        --------       --------        --------
    Total Units                18,799         18,407         16,229          16,229         14,829          13,847
                             ========       ========       ========        ========       ========        ========

    (1)  Including proportionate share of debt of Co-investment partnerships accounted for using the equity method.
    (2)  End of the quarter - includes 1,100,000 preferred shares convertible to common shares.
    (3)  Excluding non-recurring gain of $960 in the third quarter of 1994, $1,564 in the third quarter of 1995 and $751 in the second quarter of 1996.
    (4)  Includes other income, net of G & A expenses.
    (5)  Based on per share amounts.

                                          AMLI RESIDENTIAL PROPERTIES TRUST
                                           PORTFOLIO INDEBTEDNESS SUMMARY
                                                    June 30, 1997
                                               (Dollars in thousands)
RATE ASSUMPTIONS
LIBOR             5.69%

Tax Exempt        3.55%       F = Fixed Rate
                              V = Variable Rate

                                                                                                            Maturity
                                       Original      Outstand-                                               (years)
                                         /Max           ing       Interest                       Maturity     from
Borrower          Lender                Amount        Balance       Rate           Rate           Date       6/30/97
----------        ----------          --------       ---------   ---------      ----------       --------   --------
F ARP, L.P.(1)    Lincoln National     $  4,800          4,385       9.90%                        9/28/97        0.2
F ARP, L.P.       Prudential              8,500          8,102       7.70%                       10/31/97        0.3
F ARP, L.P.       Allstate                7,060          6,612       7.42%                        11/1/97        0.3
F ARP, L.P.       Prudential              4,800          4,483       7.05%                        6/30/98        1.0
F ARP, L.P.       Prudential              7,050          6,616       7.02%                        10/5/98        1.3
F ARP, L.P.       CIGNA                  31,000         30,586       7.30%                         7/1/03        6.0
F ARP, L.P.       CIGNA                  11,000         10,854       7.34%                         7/1/03        6.0
F ARP, L.P.       Fleet                   7,320          6,904       7.75%                         7/1/03        6.0
F ARP, L.P.       Nationwide             11,500         10,799       7.63%                        7/10/03        6.0
F ARP, L.P.       Jackson National
                  Life Insurance
                  Company                 7,735          7,735       7.70%                         6/1/04        6.9
F ARP, L.P.       Jackson National
                  Life Insurance
                  Company                 6,770          6,770       7.70%                         6/1/04        6.9
F ARP, L.P.       TIAA                   20,100         19,899       8.90%                         9/1/05        8.2
F ARP, L.P. (2)   FNMA                   43,907         42,666       7.79%                         5/1/06        8.8
F ARP, L.P.       Collateral Mortgage
                  Ltd.                   10,322            650       7.88%                        12/1/38       41.4
------------------------------------------------------------------------------------------------------------------
V ARP, L.P.       Harris Trust & Savings  8,000            500       7.04%      LIBOR + 1.35%     8/30/98        1.4
V ARP, L.P. (3)   Wachovia Bank/
                  First Chicago         100,000         29,000       7.04%      LIBOR + 1.35%     6/27/00        3.2
------------------------------------------------------------------------------------------------------------------




                                          AMLI RESIDENTIAL PROPERTIES TRUST
                                     PORTFOLIO INDEBTEDNESS SUMMARY - CONTINUED


                                                                                                            Maturity
                                       Original      Outstand-                                               (years)
                                         /Max           ing       Interest                       Maturity     from
Borrower          Lender                Amount        Balance       Rate        Rate              Date       6/30/97
----------        ----------          --------       ---------   ---------      ----------       --------   --------

V ARP, L.P. (4)   Tax-Exempt Bonds       40,750         40,750       4.78%      Tax Ex + 1.23%    9/30/99        2.5
------------------------------------------------------------------------------------------------------------------
F ARP, L.P.       AIA                       750            750       4.00%                        Demand          -
------------------------------------------------------------------------------------------------------------------
  TOTAL                                $331,364        238,061       7.15%                                       5.2
==================================================================================================================
  Co-Investments (5) Various              --            52,638       7.80%                        Various        6.8
------------------------------------------------------------------------------------------------------------------
  TOTAL including Co-Investment        $331,364       $290,699       7.27%                                       5.5
==================================================================================================================



                                                                                           Weighted
                                                                                             Ave.
                                                         Percent of                        Interest       Years to
Type of Indebtedness                      Balance          Total           Interest          Rate         Maturity
--------------------                     --------       -----------       ----------      ---------      ----------
Conventional Fixed Rate                  $167,061             70.2%            Fixed          7.77%           6.2
Tax-exempt Variable Rate                   40,750             17.1%         Variable          4.78%           2.5
Credit Facilities                          29,500             12.4%         Variable          7.04%           3.2
Other                                         750              0.3%            Fixed          4.00%            -
                                         --------            ------                           -----           ---
Total                                    $238,061            100.0%                           7.15%           5.2
                                         ========            ======                           =====           ===


(1)  Prepaid without penalty on July 3, 1997.
(2)  The outstanding balance is net of $594 representing the unamortized discount from the sale of the FNMA certificates.
(3)  $5,845 has been capped based on LIBOR = 3.875% through February 15, 1998.  All in rate reflects LIBOR + 135.
(4)  Maturity Date shown is expiration date of Credit Enhancement.  Bonds mature in 2024.
(5)  Co-Investment debt represents Amli Residential's pro rata share of debt.  Interest rate and maturity reflect average numbers based on Amli's pro rata share.


                                          AMLI RESIDENTIAL PROPERTIES TRUST
                                           PORTFOLIO INDEBTEDNESS SUMMARY
                                                    June 30, 1997
                                               (Dollars in thousands)

                                                CO-INVESTMENT DETAIL

                                        Original/    Outstand-
                                           Max          ing     Interest  Maturity
Property             Lender              Amount       Balance     Rate      Date        6/30/97    AMLI %    AMLI $
--------             ------            ---------    ----------  --------  --------     --------    ------   -------
AMLI AT:
 Champions Park      Lincoln National       9,500        9,029     7.26%   12/5/97          0.4       15%   $ 1,354
 Park Place          Prudential            13,000       12,529     8.21%   10/5/99          2.3       25%     3,132
 Champions Centre    Prudential             6,700        6,677     8.93%    1/1/02          4.5       15%     1,002
 Windbrooke          Allstate              11,500       11,500     9.24%    2/1/02          4.6       15%     1,725
 Greenwood Forest    Nationwide            11,625       11,625     8.95%   5/10/02          4.9       15%     1,744
 Chevy Chase         CIGNA                 29,767       29,690     6.67%    4/1/03          5.8       33%     9,799
 Willowbrook         NML                   24,500       24,474     7.79%    5/1/03          5.8       40%     9,789
 Willeo Creek        Phoenix Home Life     10,000        9,987     6.77%    5/1/03          5.8       30%     2,996
 Verandah            Phoenix Home Life     16,940       16,940     7.55%    4/1/04          6.8       35%     5,929
 Pleasant Hill       NML                   15,500       14,831     9.15%    3/1/07          9.7       40%     5,932
 Danada              Prudential            24,500       24,500     7.33%    3/1/07          9.7       10%     2,450
 River Exchange      Erie Insurance         9,100        7,479     7.75%   6/27/08         11.0       40%     2,991
 Barrett Lakes       NML                   16,680       10,489     8.50%   12/1/09         12.4       35%     3,672
 Prairie Court       Bonds                  7,250        7,250     8.00%   12/1/99          2.4        1%        73
 Towne Creek         Erie Insurance         5,000        5,000     9.50%  11/30/99          2.4        1%        50
                                          -------      -------     -----                   ----     -----   -------
                                          211,562      202,000     7.80%                    6.8     26.1%   $52,638
                                          =======      =======     =====                   ====     =====   =======


AMLI RESIDENTIAL PROPERTIES TRUST
DEBT MATURITIES
JUNE 30, 1997
Unaudited - Dollars in thousands

                                                                                        There-                % to
                                      1997      1998       1999     2000    2001        after       Total     Total
                                    -------   -------    -------  -------  -------    --------    --------   ------
Fixed Rate Mortgages                $20,095   $12,951    $ 2,269  $ 2,441  $ 2,658    $126,647    $167,061    70.2%
Tax Exempt Bonds*                                                                       40,750      40,750    17.1%
Wachovia/First Chicago
 Line of Credit                                                    29,000                           29,000    12.2%
Harris Line of Credit                             500                                                  500     0.2%
Other                                   750                                                            750     0.3%
                                    -------   -------    -------  -------  -------    --------    --------   ------

Total Loans                         $20,845   $13,451    $ 2,269  $31,441   $2,658    $167,397    $238,061   100.0%
                                    =======   =======    =======  =======   ======    ========    ========   ======

  Percent to Total                     8.8%      5.7%       1.0%    13.2%     1.1%       70.2%      100.0%    81.9%
                                    =======   =======    =======   ======   ======    ========    ========   ======

SHARE OF CO-INVESTMENT DEBT

Prudential Ins. -
  Park Place (25%)                       25        53      3,054                                     3,132     6.0%
Nationwide Life Ins. -
  Greenwood Forest (15%)                            3          5        5        6       1,725       1,744     3.3%
Lincoln National Ins. -
  Champions Park (15%)                1,354                                                          1,354     2.6%
Prudential Ins. -
  Champions Centre (15%)                  4         9         10       11       12         956       1,002     1.9%
Allstate Life Ins. -
  Windbrooke (15%)                                 14         16       18       20       1,657       1,725     3.3%
CIGNA -
  Chevy Chase (33%)                      79       165        177      189      202       8,987       9,799    18.4%
Northwestern Mutual Life Ins. -
  Willowbrook (40%)                      65       139        150      162      175       9,098       9,789    18.6%
Phoenix Mutual -
  Willeo Creek (30%)                     20        49         53       56       60       2,758       2,996     5.7%
Northwestern Mutual Life Ins. -
  Pleasant Hill (40%)                    17        44         49       53       58       5,711       5,932    11.3%
Northwestern Mutual Life Ins. -
  Barrett Lakes (35%)                                         71       77       84       3,440       3,672     7.0%




AMLI RESIDENTIAL PROPERTIES TRUST
DEBT MATURITIES - CONTINUED



                                                                                        There-                % to
                                      1997      1998       1999     2000    2001        after       Total     Total
                                    -------   -------    -------  -------  -------    --------    --------   ------
Erie Insurance -
  River Park (40%)                                            20       51       55       2,865       2,991     5.7%
Prudential Ins. -
  Amli at Danada (10%)                                        17       25       27       2,381       2,450     4.7%
Phoenix Home Life -
  Amli at Verandah (35%)                                      55       88       94       5,692       5,929    11.3%
Central Bank, Trustee -
  Prairie Court (1%)                                          73                                        73     0.1%
Erie Insurance -
  Towne Creek (1%)                                            50                                        50     0.1%
                                    -------   -------    -------  -------   ------    --------    --------   ------
Total Share of
 Co-Investment Loans                $ 1,564   $   476    $ 3,800   $  735   $  793    $ 45,270    $ 52,638   100.0%
                                    =======   =======    =======   ======   ======    ========    ========   ======
  Percent to Total                     3.0%      0.9%       7.2%     1.4%     1.5%       86.0%      100.0%    18.1%
                                    =======   =======    =======   ======   ======    ========    ========   ======
Total Including Share
 of Co-Investment Debt              $22,409   $13,927    $ 6,069  $32,176   $3,451    $212,667    $290,699   100.0%
                                    =======   =======    =======   ======   ======    ========    ========   ======
Percent to Total                       7.7%      4.8%       2.1%    11.1%     1.2%       73.1%      100.0%   100.0%
                                     ======   =======    =======   ======   ======    ========    ========   ======


     *  The Bonds mature in October 2024, but the credit enhancement expires on October 15, 1999.



              AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES)
                      THREE MONTHS ENDED JUNE 30, 1997 VERSUS THREE MONTHS ENDED JUNE 30, 1996

Excluding Autumn Chase II, Gleneagles II, Crown Colony II, Regents III, Vinings Square and Vinings II

                                             4/1/97-6/30/97                                4/1/96-6/30/96
                           No. of   ---------------------------------      %       --------------------------------
                            Apts.   Amount/%   Per Unit     Per Sq Ft   Change      Amount/%    Per Unit  Per Sq Ft
                          -------   --------   --------    ----------   ------    ----------    --------  ---------
                         <c)
WEIGHTED AVG. OCCUPANCY
-----------------------
  Dallas                    4,088      94.0%                             -1.3%         95.2%
  Atlanta                   2,420      94.3%                             -0.5%         94.8%
  Austin                      935      93.7%                             -0.3%         94.0%
  Indianapolis                996      93.2%                             -0.9%         94.0%
  Eastern Kansas              908      92.5%                              2.0%         90.8%
  Chicago                     253      92.4%                             -3.7%         95.9%
                                       -----                             -----         -----
     Weighted Average                  93.8%                             -0.7%         94.5%
                           ------      =====                             =====         =====
        Total               9,600
                           ======

WEIGHTED AVG. RENTAL RATE
-------------------------
  Dallas                                           $630                   2.8%                      $613
  Atlanta                                          $726                   1.5%                      $715
  Austin                                           $641                  -1.4%                      $650
  Indianapolis                                     $574                   1.7%                      $564
  Eastern Kansas                                   $644                   0.2%                      $643
  Chicago                                          $916                   4.2%                      $879
                                                   ----                   ----                      ----
     Weighted Average                              $658                   1.7%                      $647
                                                   ====                   ====                      ====

TOTAL PROPERTY REVENUES                                Per Month                                     Per Month
-----------------------                               ----------                                    ----------
Dallas                           $ 7,669,451       $625         $0.76     3.2%   $ 7,432,464        $606      $0.73
Atlanta                          $ 5,169,299       $712         $0.76     0.6%   $ 5,140,223        $708      $0.76
Austin                           $ 1,770,870       $631         $0.86     0.0%   $ 1,771,261        $631      $0.86
Indianapolis                     $ 1,712,115       $573         $0.70     3.1%   $ 1,660,903        $556      $0.67
Eastern Kansas                   $ 1,715,036       $630         $0.73     1.6%   $ 1,687,305        $619      $0.72
Chicago                          $   708,357       $933         $1.09    -0.4%   $   711,389        $937      $1.10
                                 -----------       ----         -----    -----   -----------        ----      -----
    Total                        $18,745,129       $651         $0.77     1.9%   $18,403,545        $639      $0.75
                                 ===========       ====         =====    =====   ===========        ====      =====





        AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED

Excluding Autumn Chase II, Gleneagles II, Crown Colony II, Regents III, Vinings Square and Vinings II

                                             4/1/97-6/30/97                                4/1/96-6/30/96
                                    ---------------------------------      %       --------------------------------
                                    Amount/%   Per Unit     Per Sq Ft   Change      Amount/%    Per Unit  Per Sq Ft
                                    --------   --------    ----------   ------    ----------    --------  ---------

PROPERTY OPERATING EXPENSES                          (ANNUALIZED)                                  (ANNUALIZED)
---------------------------                          ------------                                  ------------
  Dallas                         $ 3,351,611     $3,279         $3.97    -6.2%    $3,574,970      $3,498      $4.23
  Atlanta                        $ 1,812,350     $2,996         $3.21    -1.8%    $1,846,501      $3,052      $3.27
  Austin                         $   868,710     $3,716         $5.05    11.9%    $  776,030      $3,320      $4.51
  Indianapolis                   $   631,542     $2,536         $3.08     2.0%    $  619,151      $2,487      $3.02
  Eastern Kansas                 $   700,383     $3,085         $3.59     6.7%    $  656,289      $2,891      $3.36
  Chicago                        $   439,931     $6,955         $8.14     1.6%    $  433,095      $6,847      $8.01
                                 -----------     ------         -----    -----    ----------      ------      -----
    Total                        $ 7,804,526     $3,252         $3.83    -1.3%    $7,906,035      $3,294      $3.88
                                 ===========     ======         =====    =====    ==========      ======      =====
Operating Efficiency                   41.6%                                           43.0%
                                 ===========                                      ==========
NET OPERATING INCOME                                  PER MONTH                                       PER MONTH
--------------------                                  ---------                                      ----------
  Dallas                         $ 4,317,840       $352         $0.43    11.9%   $ 3,857,494        $315      $0.38
  Atlanta                        $ 3,356,949       $462         $0.50     1.9%   $ 3,293,723        $454      $0.49
  Austin                         $   902,161       $322         $0.44    -9.4%   $   995,231        $355      $0.48
  Indianapolis                   $ 1,080,573       $362         $0.44     3.7%   $ 1,041,752        $349      $0.42
  Eastern Kansas                 $ 1,014,653       $372         $0.43    -1.6%   $ 1,031,016        $378      $0.44
  Chicago                        $   268,426       $354         $0.41    -3.5%   $   278,295        $367      $0.43
                                 -----------       ----         -----    -----   -----------        ----      -----
    Total                        $10,940,602       $380         $0.45     4.2%   $10,497,510        $364      $0.43
                                 ===========       ====         =====    =====   ===========        ====      =====
Operating Margin                       58.4%                                           57.0%
                                 ===========                                      ==========
CAPITAL EXPENDITURES                                 (ANNUALIZED)                                  (ANNUALIZED)
--------------------                                 ------------                                  ------------
  Dallas                         $   308,727       $302         $0.37    62.7%      $189,765        $186      $0.22
  Atlanta                        $   189,002       $312         $0.33   247.5%      $ 54,391        $ 90      $0.10
  Austin                         $    99,832       $427         $0.58    37.8%      $ 72,462        $310      $0.42
  Indianapolis                   $    48,328       $194         $0.24    68.2%      $ 28,738        $115      $0.14
  Eastern Kansas                 $    57,017       $251         $0.29   175.2%      $ 20,716        $ 91      $0.11
  Chicago                        $    30,993       $490         $0.35    14.8%      $ 27,003        $427      $0.50
                                 -----------       ----         -----   ------      --------        ----      -----
    Total                        $   733,900       $306         $0.36    86.7%      $393,075        $164      $0.19
                                 ===========       ====         =====   ======      ========        ====      =====




        AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED

Excluding Autumn Chase II, Gleneagles II, Crown Colony II, Regents III, Vinings Square and Vinings II

                                             4/1/97-6/30/97                                4/1/96-6/30/96
                                    ---------------------------------      %       --------------------------------
                                    Amount/%   Per Unit     Per Sq Ft   Change      Amount/%    Per Unit  Per Sq Ft
                                    --------   --------    ----------   ------    ----------    --------  ---------

REPAIRS AND MAINTENANCE                              (ANNUALIZED)                                   (ANNUALIZED)
-----------------------                              ------------                                   ------------
  Dallas                         $   576,489     $  564         $0.68    -3.5%    $  597,324      $  584      $0.71
  Atlanta                        $   269,727     $  446         $0.48    20.1%    $  224,661      $  371      $0.40
  Austin                         $   194,867     $  834         $1.13    98.9%    $   97,970      $  419      $0.57
  Indianapolis                   $   124,861     $  501         $0.61    28.9%    $   96,855      $  389      $0.47
  Eastern Kansas                 $    98,451     $  434         $0.50    20.7%    $   81,534      $  359      $0.42
  Chicago                        $    92,545     $1,463         $1.71    12.0%    $   82,607      $1,306      $1.53
                                 -----------     ------         -----   ------    ----------      ------      -----
    Total                        $ 1,356,940     $  565         $0.67    14.9%    $1,180,952      $  492      $0.58
                                 ===========     ======         =====   ======    ==========      ======      =====

REAL ESTATE TAXES                                    (ANNUALIZED)                                   (ANNUALIZED)
-----------------                                    ------------                                   ------------
  Dallas                         $ 1,043,751     $1,021         $1.23     2.8%    $1,014,894      $  993      $1.20
  Atlanta                        $   388,360     $  642         $0.69    -5.7%    $  411,945      $  681      $0.73
  Austin                         $   215,406     $  922         $1.25     3.9%    $  207,297      $  887      $1.20
  Indianapolis                   $   171,447     $  689         $0.84    -4.2%    $  179,025      $  719      $0.87
  Eastern Kansas                 $   212,667     $  937         $1.09    17.3%    $  181,243      $  798      $0.93
  Chicago                        $   149,376     $2,362         $2.76     3.5%    $  144,375      $2,283      $2.67
                                 -----------     ------         -----     ----    ----------      ------      -----
    Total                        $ 2,181,007     $  909         $1.07     2.0%    $2,138,779      $  891      $1.05
                                 ===========     ======         =====     ====    ==========      ======      =====


              AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES)
                        SIX MONTHS ENDED JUNE 30, 1997 VERSUS SIX MONTHS ENDED JUNE 30, 1996

Excluding Autumn Chase II, Gleneagles II, Crown Colony II, Regents III, Vinings Square and Vinings II

                                             1/1/97-6/30/97                                1/1/96-6/30/96
                           No. of   ---------------------------------       %      --------------------------------
                           Apts.    Amount/%   Per Unit     Per Sq Ft    Change     Amount/%    Per Unit  Per Sq Ft
                          -------   --------   --------    ----------    ------    ----------   --------  ---------
                          <c)
WEIGHTED AVG. OCCUPANCY
-----------------------
  Dallas                    4,088      94.1%                              -1.0%         95.1%
  Atlanta                   2,420      93.9%                              -0.5%         94.4%
  Austin                      935      93.6%                              -0.3%         93.9%
  Indianapolis                996      92.5%                              -1.3%         93.8%
  Eastern Kansas              908      92.8%                               2.0%         91.0%
  Chicago                     253      91.8%                              -2.7%         94.3%
                                       -----                              -----         -----
    Weighted Average                   93.7%                              -0.6%         94.3%
                           ------      =====                              =====         =====
      Total                 9,600
                           ======

WEIGHTED AVG. RENTAL RATE
-------------------------
  Dallas                                           $627                    2.2%                     $614
  Atlanta                                          $726                    1.9%                     $713
  Austin                                           $644                   -1.0%                     $650
  Indianapolis                                     $573                    1.4%                     $565
  Eastern Kansas                                   $644                    0.7%                     $640
  Chicago                                          $922                    4.3%                     $884
                                                   ----                    ----                     ----
    Weighted Average                               $658                    1.6%                     $647
                                                   ====                    ====                     ====

TOTAL PROPERTY REVENUES                                PER MONTH                                       PER MONTH
-----------------------                                ---------                                       ---------
  Dallas                         $15,201,407       $620         $0.75      2.5%   $14,837,079       $605      $0.73
  Atlanta                        $10,345,112       $712         $0.75      2.2%   $10,117,584       $697      $0.75
  Austin                         $ 3,556,164       $634         $0.86      0.9%   $ 3,524,430       $628      $0.85
  Indianapolis                   $ 3,365,323       $563         $0.68      1.7%   $ 3,308,090       $554      $0.67
  Eastern Kansas                 $ 3,419,188       $628         $0.73      3.0%   $ 3,319,634       $609      $0.71
  Chicago                        $ 1,407,407       $927         $1.08      0.5%   $ 1,400,548       $923      $1.08
                                 -----------       ----         -----      ----   -----------       ----      -----
    Total                        $37,294,600       $647         $0.76      2.2%   $36,507,364       $634      $0.75
                                 ===========       ====         =====      ====   ===========       ====      =====




        AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED
                                                  AND CO-INVESTMENT

Excluding Autumn Chase II, Gleneagles II, Crown Colony II, Regents III, Vinings Square and Vinings II

                                             1/1/97-6/30/97                                1/1/96-6/30/96
                                    ---------------------------------       %      --------------------------------
                                    Amount/%   Per Unit     Per Sq Ft    Change     Amount/%    Per Unit  Per Sq Ft
                                    --------   --------    ----------    ------    ----------   --------  ---------
PROPERTY OPERATING EXPENSES                          (ANNUALIZED)                                   (ANNUALIZED)
---------------------------                          ------------                                   -----------
  Dallas                         $ 6,628,811     $3,243         $3.92     -3.9%   $ 6,898,065     $3,375      $4.08
  Atlanta                        $ 3,717,700     $3,072         $3.29      0.8%   $ 3,686,431     $3,047      $3.27
  Austin                         $ 1,659,321     $3,549         $4.82      6.7%   $ 1,555,338     $3,327      $4.52
  Indianapolis                   $ 1,218,178     $2,446         $2.97     -1.4%   $ 1,235,906     $2,482      $3.01
  Eastern Kansas                 $ 1,292,822     $2,848         $3.31      2.2%   $ 1,265,000     $2,786      $3.24
  Chicago                        $   877,886     $6,940         $8.12     -3.7%   $   911,772     $7,208      $8.43
                                 -----------     ------         -----     -----   -----------     ------      -----
    Total                        $15,394,719     $3,207         $3.78     -1.0%   $15,552,513     $3,240      $3.82
                                 ===========     ======         =====     =====   ===========     ======      =====
Operating Efficiency                   41.3%                                            42.6%
                                       =====                                            =====
NET OPERATING INCOME                                   PER MONTH                                     PER MONTH
--------------------                                   ---------                                     ---------
  Dallas                         $ 8,572,596       $350         $0.42      8.0%   $ 7,939,015       $324      $0.39
  Atlanta                        $ 6,627,411       $456         $0.49      3.1%   $ 6,431,153       $443      $0.47
  Austin                         $ 1,896,842       $338         $0.46     -3.7%   $ 1,969,092       $351      $0.48
  Indianapolis                   $ 2,147,145       $359         $0.44      3.6%   $ 2,072,184       $347      $0.42
  Eastern Kansas                 $ 2,126,365       $390         $0.45      3.5%   $ 2,054,633       $377      $0.44
  Chicago                        $   529,521       $349         $0.41      8.3%   $   488,775       $322      $0.38
                                 -----------       ----         -----     -----   -----------       ----      -----
    Total                        $21,899,881       $380         $0.45      4.5%   $20,954,852       $364      $0.43
                                 ===========       ====         =====     =====   ===========       ====      =====
Operating Margin                       58.7%                                            57.4%
                                       =====                                            =====
CAPITAL EXPENDITURES                                 (ANNUALIZED)                                  (ANNUALIZED)
--------------------                                 -------------                                 ------------
  Dallas                         $ 1,094,713       $536         $0.65    252.9%   $   310,172       $152      $0.18
  Atlanta                        $   332,075       $274         $0.29     88.1%   $   176,573       $146      $0.16
  Austin                         $   163,890       $351         $0.48     69.1%   $    96,920       $207      $0.28
  Indianapolis                   $    91,513       $184         $0.22     79.4%   $    51,012       $102      $0.12
  Eastern Kansas                 $    83,274       $183         $0.21    125.4%   $    36,941       $ 81      $0.09
  Chicago                        $    89,520       $708         $0.83     85.2%   $    48,333       $382      $0.45
                                 -----------       ----         -----    ------   -----------       ----      -----
    Total                        $ 1,854,984       $386         $0.46    157.7%   $   719,951       $150      $0.18
                                 ===========       ====         =====    ======   ===========       ====      =====





        AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED

Excluding Autumn Chase II, Gleneagles II, Crown Colony II, Regents III, Vinings Square and Vinings II

                                             1/1/97-6/30/97                                1/1/96-6/30/96
                                    ---------------------------------       %      --------------------------------
                                    Amount/%   Per Unit     Per Sq Ft    Change     Amount/%    Per Unit  Per Sq Ft
                                    --------   --------    ----------    ------    ----------   --------  ---------
REPAIRS AND MAINTENANCE                              (ANNUALIZED)                                   (ANNUALIZED)
-----------------------                              ------------                                   ------------
  Dallas                         $ 1,056,556     $  517         $0.63     -0.2%    $1,058,228     $  518      $0.63
  Atlanta                        $   517,355     $  428         $0.46     15.6%    $  447,505     $  370      $0.40
  Austin                         $   304,971     $  652         $0.89     43.3%    $  212,820     $  455      $0.62
  Indianapolis                   $   240,431     $  483         $0.59     10.8%    $  217,092     $  436      $0.53
  Eastern Kansas                 $   182,262     $  401         $0.47      5.3%    $  173,074     $  381      $0.44
  Chicago                        $   174,211     $1,377         $1.61     -5.0%    $  183,469     $1,450      $1.70
                                 -----------     ------         -----     -----    ----------     ------      -----
    Total                        $ 2,475,786     $  516         $0.61      8.0%    $2,292,188     $  478      $0.56
                                 ===========     ======         =====     =====    ==========     ======      =====

REAL ESTATE TAXES                                    (ANNUALIZED)                                  (ANNUALIZED)
-----------------                                    ------------                                  ------------
  Dallas                         $ 2,070,416     $1,013         $1.22      3.8%    $1,993,784     $  975      $1.18
  Atlanta                        $   826,521     $  683         $0.73      0.3%    $  823,890     $  681      $0.73
  Austin                         $   430,812     $  922         $1.25      3.9%    $  414,594     $  887      $1.20
  Indianapolis                   $   342,894     $  689         $0.84     -4.2%    $  358,050     $  719      $0.87
  Eastern Kansas                 $   425,334     $  937         $1.09     13.1%    $  375,955     $  828      $0.96
  Chicago                        $   298,752     $2,362         $2.76      3.5%    $  288,750     $2,283      $2.67
                                 -----------     ------         -----     -----    ----------     ------      -----
    Total                        $ 4,394,729     $  916         $1.08      3.3%    $4,255,023     $  886      $1.04
                                 ===========     ======         =====      ====    ==========     ======      =====


              AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES)
                      THREE MONTHS ENDED JUNE 30, 1997 VERSUS THREE MONTHS ENDED JUNE 30, 1996

Excluding Autumn Chase II, Gleneagles II, Crown II, Regents III, Vinings Square, Vinings II, Pleasant Hill,
Chevy, Willowbrook, Barrett, River Park, Aurora, Fossil, Danada and Verandah
                                             4/1/97-6/30/97                                4/1/96-6/30/96
                           No. of   ---------------------------------      %       --------------------------------
                            Apts.   Amount/%   Per Unit     Per Sq Ft   Change      Amount/%    Per Unit  Per Sq Ft
                          -------   --------   --------    ----------   ------    ----------    --------  ---------
                         <c)
WEIGHTED AVG. OCCUPANCY
-----------------------
  Dallas                    4,088      94.0%                             -1.4%         95.3%
  Atlanta                   2,812      94.4%                             -0.4%         94.8%
  Austin                    1,523      93.9%                             -1.3%         95.1%
  Houston                     754      94.4%                              4.6%         90.2%
  Indianapolis                996      93.2%                             -0.9%         94.0%
  Eastern Kansas              908      92.5%                              2.0%         90.8%
  Chicago                     614      94.0%                             -1.2%         95.2%
                                       -----                             -----         -----
     Weighted Average                  93.9%                             -0.5%         94.4%
                           ------      =====                             =====         =====
        Total              11,695
                           ======
WEIGHTED AVG. RENTAL RATE
-------------------------
  Dallas                                           $630                   4.1%                      $606
  Atlanta                                          $725                   2.5%                      $708
  Austin                                           $615                  -2.3%                      $630
  Houston                                          $709                   0.0%                      $709
  Indianapolis                                     $574                   1.7%                      $564
  Eastern Kansas                                   $644                   0.2%                      $643
  Chicago                                          $949                   4.0%                      $913
                                                   ----                   ----                      ----
     Weighted Average                              $669                   2.1%                      $655
                                                   ====                   ====                      ====
TOTAL PROPERTY REVENUES                                Per Month                                     Per Month
-----------------------                               ----------                                    ----------
Dallas                           $ 7,669,451       $625         $0.76     3.2%   $ 7,432,464        $606      $0.73
Atlanta                          $ 6,023,222       $714         $0.75     0.6%   $ 5,985,138        $709      $0.75
Austin                           $ 2,778,322       $608         $0.85    -1.3%   $ 2,814,647        $616      $0.86
Houston                          $ 1,595,781       $705         $0.76     6.3%   $ 1,500,805        $663      $0.72
Indianapolis                     $ 1,712,115       $573         $0.70     3.1%   $ 1,660,903        $556      $0.67
Eastern Kansas                   $ 1,715,036       $630         $0.73     1.6%   $ 1,687,305        $619      $0.72
Chicago                          $ 1,794,620       $974         $1.12     2.6%   $ 1,748,877        $949      $1.09
                                 -----------       ----         -----    -----   -----------        ----      -----
    Total                        $23,288,547       $664         $0.78     2.0%   $22,830,138        $651      $0.76
                                 ===========       ====         =====    =====   ===========        ====      =====




        AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED

Excluding Autumn Chase II, Gleneagles II, Crown II, Regents III, Vinings Square, Vinings II, Pleasant Hill,
Chevy, Willowbrook, Barrett, River Park, Aurora, Fossil, Danada and Verandah

                                             4/1/97-6/30/97                                4/1/96-6/30/96
                                    ---------------------------------      %       --------------------------------
                                    Amount/%   Per Unit     Per Sq Ft   Change      Amount/%    Per Unit  Per Sq Ft
                                    --------   --------    ----------   ------    ----------    --------  ---------
PROPERTY OPERATING EXPENSES                          (ANNUALIZED)                                  (ANNUALIZED)
---------------------------                          ------------                                  ------------
  Dallas                         $ 3,351,611     $3,279         $3.97    -6.2%   $ 3,574,970      $3,498      $4.23
  Atlanta                        $ 2,176,141     $3,096         $3.25    -3.6%   $ 2,257,475      $3,211      $3.37
  Austin                         $ 1,358,045     $3,567         $5.00    10.6%   $ 1,227,742      $3,225      $4.52
  Houston                        $   617,720     $3,277         $3.54   -20.6%   $   778,244      $4,129      $4.46
  Indianapolis                   $   631,542     $2,536         $3.08     2.0%   $   619,151      $2,487      $3.02
  Eastern Kansas                 $   700,383     $3,085         $3.59     6.7%   $   656,289      $2,891      $3.36
  Chicago                        $   910,721     $5,933         $6.81     2.4%   $   889,593      $5,795      $6.65
                                 -----------     ------         -----    -----   -----------      ------      -----
    Total                        $ 9,746,163     $3,333         $3.91    -2.6%   $10,003,464      $3,421      $4.01
                                 ===========     ======         =====    =====   ===========      ======      =====
Operating Efficiency                   41.8%                                           43.8%
                                 ===========                                      ==========
NET OPERATING INCOME                                  PER MONTH                                       PER MONTH
--------------------                                  ---------                                      ----------
  Dallas                         $ 4,317,840       $352         $0.43    11.9%   $ 3,857,494        $315      $0.38
  Atlanta                        $ 3,847,081       $456         $0.48     3.2%   $ 3,727,663        $442      $0.46
  Austin                         $ 1,420,277       $311         $0.44   -10.5%   $ 1,586,904        $347      $0.49
  Houston                        $   978,061       $432         $0.47    35.4%   $   722,561        $319      $0.35
  Indianapolis                   $ 1,080,573       $362         $0.44     3.7%   $ 1,041,752        $349      $0.42
  Eastern Kansas                 $ 1,014,653       $372         $0.43    -1.6%   $ 1,031,016        $378      $0.44
  Chicago                        $   883,899       $480         $0.55     2.9%   $   859,284        $466      $0.54
                                 -----------       ----         -----    -----   -----------        ----      -----
    Total                        $13,542,384       $386         $0.45     5.6%   $12,826,673        $366      $0.43
                                 ===========       ====         =====    =====   ===========        ====      =====
Operating Margin                       58.2%                                           56.2%
                                 ===========                                      ==========
CAPITAL EXPENDITURES                                 (ANNUALIZED)                                  (ANNUALIZED)
--------------------                                 ------------                                  ------------
  Dallas                         $   308,727       $302         $0.37    62.7%      $189,765        $186      $0.22
  Atlanta                        $   200,526       $285         $0.30   306.9%      $ 49,279        $ 70      $0.07
  Austin                         $   158,611       $417         $0.58    70.3%      $ 93,113        $245      $0.34
  Houston                        $    22,707       $120         $0.13   -20.3%      $ 28,496        $151      $0.16
  Indianapolis                   $    48,328       $194         $0.24    68.2%      $ 28,738        $115      $0.14
  Eastern Kansas                 $    57,017       $251         $0.29   175.2%      $ 20,716        $ 91      $0.11
  Chicago                        $    42,325       $276         $0.32    15.8%      $ 36,540        $238      $0.27
                                 -----------       ----         -----   ------      --------        ----      -----
    Total                        $   838,242       $287         $0.34    87.7%      $446,647        $153      $0.18
                                 ===========       ====         =====   ======      ========        ====      =====




        AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED

Excluding Autumn Chase II, Gleneagles II, Crown II, Regents III, Vinings Square, Vinings II, Pleasant Hill,
Chevy, Willowbrook, Barrett, River Park, Aurora, Fossil, Danada and Verandah

                                             4/1/97-6/30/97                                4/1/96-6/30/96
                                    ---------------------------------      %       --------------------------------
                                    Amount/%   Per Unit     Per Sq Ft   Change      Amount/%    Per Unit  Per Sq Ft
                                    --------   --------    ----------   ------    ----------    --------  ---------

REPAIRS AND MAINTENANCE                              (ANNUALIZED)                                   (ANNUALIZED)
-----------------------                              ------------                                   ------------
  Dallas                         $   576,489     $  564         $0.68    -3.5%    $  597,324      $  584      $0.71
  Atlanta                        $   316,405     $  450         $0.47     2.9%    $  307,567      $  438      $0.46
  Austin                         $   280,081     $  736         $1.03    80.0%    $  155,610      $  409      $0.57
  Houston                        $    42,203     $  224         $0.24   -21.0%    $   53,415      $  283      $0.31
  Indianapolis                   $   124,861     $  501         $0.61    28.9%    $   96,855      $  389      $0.47
  Eastern Kansas                 $    98,451     $  434         $0.50    20.7%    $   81,534      $  359      $0.42
  Chicago                        $   143,894     $  937         $1.08    13.3%    $  127,049      $  828      $0.95
                                 -----------     ------         -----   ------    ----------      ------      -----
    Total                        $ 1,582,385     $  541         $0.63    11.5%    $1,419,353      $  485      $0.57
                                 ===========     ======         =====   ======    ==========      ======      =====

REAL ESTATE TAXES                                    (ANNUALIZED)                                   (ANNUALIZED)
-----------------                                    ------------                                   ------------
  Dallas                         $ 1,043,751     $1,021         $1.23     2.8%    $1,014,894      $  993      $1.20
  Atlanta                        $   458,728     $  653         $0.69    -5.0%    $  482,751      $  687      $0.72
  Austin                         $   348,696     $  916         $1.28     4.8%    $  332,715      $  874      $1.23
  Houston                        $   163,252     $  866         $0.94   -45.3%    $  298,704      $1,585      $1.71
  Indianapolis                   $   171,447     $  689         $0.84    -4.2%    $  179,025      $  719      $0.87
  Eastern Kansas                 $   212,667     $  937         $1.09    17.3%    $  181,243      $  798      $0.93
  Chicago                        $   324,696     $2,115         $2.43    11.2%    $  291,963      $1,902      $2.18
                                 -----------     ------         -----    -----    ----------      ------      -----
    Total                        $ 2,723,237     $  931         $1.09    -2.1%    $2,781,294      $  951      $1.12
                                 ===========     ======         =====     ====    ==========      ======      =====


              AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES)
                        SIX MONTHS ENDED JUNE 30, 1997 VERSUS SIX MONTHS ENDED JUNE 30, 1996

Excluding Autumn Chase II, Gleneagles II, Crown II, Regents III, Vinings Square, Vinings II, Pleasant Hill,
Chevy, Willowbrook, Barrett, River Park, Aurora, Fossil, Danada and Verandah

                                             1/1/97-6/30/97                                1/1/96-6/30/96
                           No. of   ---------------------------------      %       --------------------------------
                            Apts.   Amount/%   Per Unit     Per Sq Ft   Change      Amount/%    Per Unit  Per Sq Ft
                          -------   --------   --------    ----------   ------    ----------    --------  ---------
                         <c)
WEIGHTED AVG. OCCUPANCY
-----------------------
  Dallas                    4,088      94.1%                             -1.1%         95.2%
  Atlanta                   2,812      94.0%                             -0.5%         94.5%
  Austin                    1,523      94.2%                             -0.5%         94.8%
  Houston                     754      93.7%                              5.6%         88.7%
  Indianapolis                996      92.5%                             -1.3%         93.8%
  Eastern Kansas              908      92.8%                              2.0%         91.0%
  Chicago                     614      93.3%                             -2.1%         95.3%
                                       -----                             -----         -----
     Weighted Average                  93.8%                             -0.3%         94.1%
                           ------      =====                             =====         =====
        Total              11,695
                           ======
WEIGHTED AVG. RENTAL RATE
-------------------------
  Dallas                                           $627                   3.4%                      $606
  Atlanta                                          $727                   3.0%                      $705
  Austin                                           $620                  -1.7%                      $630
  Houston                                          $704                  -1.5%                      $714
  Indianapolis                                     $573                   1.4%                      $565
  Eastern Kansas                                   $644                   0.7%                      $640
  Chicago                                          $950                   3.6%                      $916
                                                   ----                   ----                      ----
     Weighted Average                              $669                   2.0%                      $656
                                                   ====                   ====                      ====
TOTAL PROPERTY REVENUES                                Per Month                                     Per Month
-----------------------                               ----------                                    ----------
Dallas                           $15,201,407       $620         $0.75     2.5%   $14,837,079        $605      $0.73
Atlanta                          $12,060,734       $715         $0.75     2.5%   $11,764,226        $697      $0.73
Austin                           $ 5,581,225       $611         $0.86    -0.4%   $ 5,603,171        $613      $0.86
Houston                          $ 3,146,478       $696         $0.75     6.5%   $ 2,955,214        $653      $0.71
Indianapolis                     $ 3,365,323       $563         $0.68     1.7%   $ 3,308,090        $554      $0.67
Eastern Kansas                   $ 3,419,188       $628         $0.73     3.0%   $ 3,319,634        $609      $0.71
Chicago                          $ 3,532,454       $959         $1.10     1.6%   $ 3,476,280        $944      $1.08
                                 -----------       ----         -----    -----   -----------        ----      -----
    Total                        $46,306,080       $660         $0.77     2.3%   $45,263,693        $645      $0.76
                                 ===========       ====         =====    =====   ===========        ====      =====




        AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED

Excluding Autumn Chase II, Gleneagles II, Crown II, Regents III, Vinings Square, Vinings II, Pleasant Hill,
Chevy, Willowbrook, Barrett, River Park, Aurora, Fossil, Danada and Verandah

                                             1/1/97-6/30/97                                1/1/96-6/30/96
                                    ---------------------------------      %       --------------------------------
                                    Amount/%   Per Unit     Per Sq Ft   Change      Amount/%    Per Unit  Per Sq Ft
                                    --------   --------    ----------   ------    ----------    --------  ---------
PROPERTY OPERATING EXPENSES                          (ANNUALIZED)                                  (ANNUALIZED)
---------------------------                          ------------                                  ------------
  Dallas                         $ 6,628,811     $3,243         $3.92    -3.9%   $ 6,898,065      $3,375      $4.08
  Atlanta                        $ 4,430,825     $3,151         $3.31     0.5%   $ 4,408,833      $3,136      $3.29
  Austin                         $ 2,586,925     $3,397         $4.76     5.1%   $ 2,461,444      $3,232      $4.53
  Houston                        $ 1,309,054     $3,472         $3.75   -14.1%   $ 1,523,389      $4,041      $4.37
  Indianapolis                   $ 1,218,178     $2,446         $2.97    -1.4%   $ 1,235,906      $2,482      $3.01
  Eastern Kansas                 $ 1,292,822     $2,848         $3.31     2.2%   $ 1,265,000      $2,786      $3.24
  Chicago                        $ 1,774,944     $5,782         $6.63    -0.3%   $ 1,780,897      $5,801      $6.66
                                 -----------     ------         -----    -----   -----------      ------      -----
    Total                        $19,241,558     $3,291         $3.86    -1.7%   $19,573,533      $3,347      $3.92
                                 ===========     ======         =====    =====   ===========      ======      =====
Operating Efficiency                   41.6%                                           43.2%
                                 ===========                                      ==========
NET OPERATING INCOME                                  PER MONTH                                       PER MONTH
--------------------                                  ---------                                      ----------
  Dallas                         $ 8,572,596       $350         $0.42     8.0%   $ 7,939,015        $324      $0.39
  Atlanta                        $ 7,629,909       $452         $0.48     3.7%   $ 7,355,393        $436      $0.46
  Austin                         $ 2,994,300       $328         $0.46    -4.7%   $ 3,141,728        $344      $0.48
  Houston                        $ 1,837,424       $406         $0.44    28.3%   $ 1,431,825        $316      $0.34
  Indianapolis                   $ 2,147,145       $359         $0.44     3.6%   $ 2,072,184        $347      $0.42
  Eastern Kansas                 $ 2,126,365       $390         $0.45     3.5%   $ 2,054,633        $377      $0.44
  Chicago                        $ 1,757,510       $477         $0.55     3.7%   $ 1,695,383        $460      $0.53
                                 -----------       ----         -----    -----   -----------        ----      -----
    Total                        $27,065,250       $386         $0.45     5.4%   $25,690,160        $366      $0.43
                                 ===========       ====         =====    =====   ===========        ====      =====
Operating Margin                       58.4%                                           56.8%
                                 ===========                                      ==========
CAPITAL EXPENDITURES                                 (ANNUALIZED)                                  (ANNUALIZED)
--------------------                                 ------------                                  ------------
  Dallas                         $ 1,094,713       $536         $0.65   252.9%      $310,172        $152      $0.18
  Atlanta                        $   357,053       $254         $0.27    85.0%      $192,961        $137      $0.14
  Austin                         $   240,312       $316         $0.44    87.6%      $128,070        $168      $0.24
  Houston                        $    38,855       $103         $0.11   -22.5%      $ 50,167        $133      $0.14
  Indianapolis                   $    91,513       $184         $0.22    79.4%      $ 51,012        $102      $0.12
  Eastern Kansas                 $    83,274       $183         $0.21   125.4%      $ 36,941        $ 81      $0.09
  Chicago                        $   110,795       $361         $0.41    69.6%      $ 65,340        $213      $0.24
                                 -----------       ----         -----   ------      --------        ----      -----
    Total                        $ 2,016,516       $345         $0.40   141.6%      $834,661        $143      $0.17
                                 ===========       ====         =====   ======      ========        ====      =====




        AMLI RESIDENTIAL PROPERTIES L.P. - "SAME COMMUNITY COMPARISON" (WHOLLY-OWNED PROPERTIES) - CONTINUED

Excluding Autumn Chase II, Gleneagles II, Crown II, Regents III, Vinings Square, Vinings II, Pleasant Hill,
Chevy, Willowbrook, Barrett, River Park, Aurora, Fossil, Danada and Verandah

                                             1/1/97-6/30/97                                1/1/96-6/30/96
                                    ---------------------------------      %       --------------------------------
                                    Amount/%   Per Unit     Per Sq Ft   Change      Amount/%    Per Unit  Per Sq Ft
                                    --------   --------    ----------   ------    ----------    --------  ---------

REPAIRS AND MAINTENANCE                              (ANNUALIZED)                                   (ANNUALIZED)
-----------------------                              ------------                                   ------------
  Dallas                         $ 1,056,556     $  517         $0.63    -0.2%    $1,058,228      $  518      $0.63
  Atlanta                        $   606,763     $  432         $0.45     7.9%    $  562,306      $  400      $0.42
  Austin                         $   450,964     $  592         $0.83    30.9%    $  344,568      $  452      $0.63
  Houston                        $    83,118     $  220         $0.24   -27.4%    $  114,556      $  304      $0.33
  Indianapolis                   $   240,431     $  483         $0.59    10.8%    $  217,092      $  436      $0.53
  Eastern Kansas                 $   182,262     $  401         $0.47     5.3%    $  173,074      $  381      $0.44
  Chicago                        $   263,888     $  860         $0.99    -0.7%    $  265,707      $  865      $0.99
                                 -----------     ------         -----   ------    ----------      ------      -----
    Total                        $ 2,883,984     $  493         $0.58     5.4%    $2,735,531      $  468      $0.55
                                 ===========     ======         =====   ======    ==========      ======      =====

REAL ESTATE TAXES                                    (ANNUALIZED)                                   (ANNUALIZED)
-----------------                                    ------------                                   ------------
  Dallas                         $ 2,070,416     $1,013         $1.22     3.8%    $1,993,784      $  975      $1.18
  Atlanta                        $   967,254     $  688         $0.72     0.2%    $  965,502      $  687      $0.72
  Austin                         $   697,392     $  916         $1.28     4.8%    $  665,430      $  874      $1.23
  Houston                        $   438,664     $1,164         $1.26   -25.6%    $  589,407      $1,563      $1.69
  Indianapolis                   $   342,894     $  689         $0.84    -4.2%    $  358,050      $  719      $0.87
  Eastern Kansas                 $   425,334     $  937         $1.09    13.1%    $  375,955      $  828      $0.96
  Chicago                        $   629,697     $2,051         $2.35     7.8%    $  583,926      $1,902      $2.18
                                 -----------     ------         -----    -----    ----------      ------      -----
    Total                        $ 5,571,651     $  953         $1.12     0.7%    $5,532,055      $  946      $1.11
                                 ===========     ======         =====    =====    ==========      ======      =====


AMLI RESIDENTIAL PROPERTIES TRUST
PROPERTY INFORMATION
As of June 30, 1997

                                                                                              Qtr ended
                                                                                            Jun. 30, 1997
                                                                     Approx-                   Average      Qtr ended
                                                                      imate                  Rental Rates    Jun. 30,
                                                            Number   Rentable   Average     -------------     1997
                                        Year      Year        of      Area     Unit Size   Per       Per     Average
PROPERTIES           Location         Acquired  Completed    Units   (Sq Ft)    (Sq Ft)    Unit     Sq Ft   Occupancy
----------           --------         --------  ---------   ------  ---------  ---------   ----     -----  -----------
DALLAS/FT.
WORTH, TX
----------
Amli:
 at Autumn Chase     Carrollton, TX       1991       1987      226    180,868        800   $644     $0.80        96.2%
 at Autumn Chase II  Carrollton, TX                  1996      224    193,420        863    743      0.86        93.6%
 at Bear Creek       Euless, TX           1989       1986      350    275,010        786    575      0.73        91.9%
 at Chase Oaks       Plano, TX            1994       1986      250    193,736        775    661      0.85        95.2%
 at Gleneagles       Dallas, TX           1988       1987      326    274,300        841    634      0.75        94.2%
 at Gleneagles II    Dallas, TX                      1997      264    247,002        936    748      0.80        91.9%
 on the Green        Ft. Worth, TX        1994    1990/93      424    358,560        846    682      0.81        92.1%
 at Nantucket        Dallas, TX           1988       1986      312    222,208        712    528      0.74        95.9%
 of North Dallas     Dallas, TX        1989/90    1985/86    1,032    905,590        878    634      0.72        92.7%
 at Reflections      Irving, TX           1993       1986      212    174,332        822    652      0.79        95.8%
 on Rosemeade        Dallas, TX           1990       1987      236    205,382        870    647      0.74        95.3%
 on Timberglen       Dallas, TX           1990       1985      260    201,198        774    583      0.75        95.9%
 at Valley Ranch     Irving TX            1990       1985      460    389,940        848    669      0.79        94.8%
                                                             -----  ---------        ---   ----     -----       ------
  Subtotal-Dallas/
   Ft. Worth, TX                                             4,576  3,821,546        835   $643     $0.77        93.9%
                                                             -----  ---------        ---   ----     -----       ------

ATLANTA, GA
-----------
Amli:
 at Sope Creek       Marietta, GA                1982/83/
                                                    1995       695    632,393        910   $687     $0.75        92.8%
 at Spring Creek     Dunwoody, GA                1985/86/    1,180  1,080,560        916    705      0.77        95.7%
                                                   87/89
 at Vinings          Atlanta, GA          1992       1985      208    229,708      1,104    773      0.70        93.1%
 at Vinings-Phase II Atlanta, GA          1997       1985      152    144,532        951    465      0.49        93.4%
 at West Paces       Atlanta, GA          1993       1992      337    314,707        934    851      0.91        93.6%
                                                            ------  ---------      -----   ----     -----       ------
  Subtotal-
  Atlanta, GA                                                2,572  2,401,900        934   $710     $0.76        94.3%
                                                            ------  ---------      -----   ----     -----       ------




                                                                                              Qtr ended
                                                                                            Jun. 30, 1997
                                                                     Approx-                   Average      Qtr ended
                                                                      imate                  Rental Rates   Jun. 30,
                                                            Number   Rentable   Average     -------------     1997
                                        Year      Year         of     Area     Unit Size   Per       Per     Average
PROPERTIES           Location         Acquired  Completed    Units   (Sq Ft)    (Sq Ft)    Unit     Sq Ft   Occupancy
----------           --------         --------  ---------   ------  ---------  ---------   ----     -----  -----------
AUSTIN, TEXAS
-------------
Amli:
 at the Arboretum    Austin, TX           1986       1983      231    178,116        771   $673     $0.87        93.2%
 in Great Hills      Austin, TX           1991       1985      344    256,892        747    665      0.89        93.6%
 at Martha's
   Vineyard          Austin, TX           1992       1986      360    253,328        704    596      0.85        94.0%
                                                           -------    -------        ---   ----     -----        -----
  Subtotal-
  Austin, TX                                                   935    688,336        736   $641     $0.87        93.7%
                                                           -------    -------        ---   ----     -----        -----
EASTERN KANSAS
--------------
Amli:
 at Alvamar          Lawrence, KS         1994       1989      152    125,800        828   $662     $0.80        91.2%
 at Crown Colony     Topeka, KS           1994       1986      156    120,984        776    555      0.72        91.5%
 at Regents Center   Overland Park, KS    1994    1991-95      300    274,170        914    712      0.78        93.1%
 at Regents Center
  III                Overland Park, KS               1997      124    123,728        998    738      0.74        87.1%
 at Sherwood         Topeka, KS           1994       1993      300    260,340        868    613      0.71        93.2%
                                                            ------    -------        ---    ---     -----        -----
  Subtotal
   -Eastern KS                                               1,032    905,022        877   $655     $0.75        91.9%
                                                            ------    -------        ---   ----     -----        -----
INDIANAPOLIS, IN
----------------
Amli:
 at Riverbend        Indianapolis, IN  1992/93    1983/85      996    820,712        824   $574     $0.70        93.2%
                                                            ------    -------        ---   ----     -----        -----

CHICAGO, IL
------------
Amli:
 at Park Sheridan    Chicago, IL          1989       1986      253    216,315        855   $916     $1.07        92.4%
                                                            ------    -------        ---   ----     -----        -----

  TOTAL
   PROPERTIES                                               10,364  8,853,831        854   $661     $0.77        93.7%
                                                            ======  =========        ===   ====     =====        =====





                                                                                              Qtr ended
                                                                                            Jun. 30, 1997
                                                                     Approx-                   Average      Qtr ended
                                                                      imate                  Rental Rates    Jun. 30,
                                                            Number   Rentable   Average     -------------     1997
                                        Year      Year         of     Area     Unit Size   Per       Per     Average
PROPERTIES           Location         Acquired  Completed    Units   (Sq Ft)    (Sq Ft)    Unit     Sq Ft   Occupancy
----------           --------         --------  ---------   ------  ---------  ---------   ----     -----  -----------

CO-INVESTMENT
PROPERTIES
--------------
ATLANTA, GA

Amli:
 at Pleasant Hill    Atlanta,GA                      1996      502    501,816      1,000   $808     $0.81        95.7%
 at Towne Creek      Gainesville, GA                 1989      150    121,722        811    617      0.76        92.4%
 at Willeo Creek     Roswell, GA          1995       1989      242    297,302      1,229    786      0.64        96.5%
                                                              ----    -------      -----   ----     -----       ------
  Subtotal-
   Atlanta, GA                                                 894    920,840      1,030   $770     $0.75        95.4%
                                                              ----    -------      -----   ----     -----       ------

CHICAGO, IL
-----------
Amli:
 at Prairie
 Court               Oak Park, IL                    1987      125    105,578        845 $1,035     $1.22        96.0%
 at Windbrooke       Buffalo Grove, IL    1995       1987      236    213,160        903    940      1.04        94.8%
 at Chevy Chase      Buffalo Grove, IL    1996       1988      592    480,676        812    903      1.11        95.6%
 at Danada           Wheaton, IL          1997  1989/1991      600    521,500        869    916      1.05        88.7%
 at Willowbrook      Willowbrook, IL      1996       1987      488    418,404        857    879      1.02        94.3%
                                                              ----    -------        --- ------     -----        -----
  Subtotal-
  Chicago, IL                                                2,041  1,739,318        852   $913     $1.07        93.2%
                                                             -----  ---------        ---   ----     -----        -----

DALLAS/FT. WORTH
----------------
Amli:
 at Verandah         Arlington, TX        1997  1986/1991      538    394,504        733   $662     $0.90        94.3%
                                                            ------  ---------        ---   ----     -----        -----

AUSTIN, TX
----------
Amli:
 at Park Place       Austin, TX           1994       1985      588    397,968        677   $575     $0.85        94.2%
                                                            ------  ---------        ---   ----     -----        -----





                                                                                              Qtr ended
                                                                                            Jun. 30, 1997
                                                                     Approx-                   Average      Qtr ended
                                                                      imate                  Rental Rates    Jun. 30,
                                                            Number   Rentable   Average     -------------     1997
                                        Year      Year         of     Area     Unit Size   Per       Per     Average
PROPERTIES           Location         Acquired  Completed    Units   (Sq Ft)    (Sq Ft)    Unit     Sq Ft   Occupancy
----------           --------         --------  ---------   ------  ---------  ---------   ----     -----  -----------

HOUSTON, TX
Amli at:
 Champions Centre    Houston, TX          1994       1994      192    164,480        857   $681     $0.80        95.7%
 Champions Park      Houston, TX          1994       1991      246    221,646        901    706      0.78        95.0%
 Greenwood Forest    Houston, TX          1995       1995      316    310,844        984    732      0.74        93.0%
                                                              ----    -------        ---   ----     -----        -----
   Subtotal-
     Houston, TX                                               754    696,970        924   $710     $0.77        94.3%
                                                              ---- ----------       ----   ----     -----        -----
  TOTAL CO-INVESTMENT
    PROPERTIES                                               4,815  4,149,600        862   $786     $0.91        94.0%
                                                            ====== ==========        ===   ====     =====        =====
  TOTAL                                                     15,179 13,003,431        857   $700     $0.82        93.8%
                                                            ====== ==========        ===   ====     =====        =====




                                           AMLI RESIDENTIAL PROPERTIES TRUST
                                                DEVELOPMENT ACTIVITIES
                                                  Second Quarter 1997

UNDER CONSTRUCTION AND/OR IN INITIAL LEASE UP
---------------------------------------------

                                                   Construc-                                     Percent    Percent
                   Number                             tion     First     Comple-      Stabil-   Construc-   Leased
                     of        Costs     Percent     Start     Units       tion      izaition      tion     as of
Community Name     Units    (millions)  Ownership     Date    Occupied     Date        Date      Complete   7/28/97
--------------    -------   ----------  ---------  ---------  --------   --------    --------   ---------  --------
ATLANTA, GEORGIA
AMLI at:
 Barrett Lakes        446       $27.8        35%      3Q/95     4Q/96      4Q/97       2Q/98         85%       72%
 River Park           222       $15.4        40%      4Q/95     4Q/96      2Q/97       4Q/97         96%       94%
 Peachtree City       312       $22.2       100%      3Q/96     3Q/97      2Q/98       4Q/98         36%       13%
 Northwinds I         400       $26.8       100%      3Q/96     4Q/97      3Q/98       1Q/99         16%       N/A

DALLAS/FORT WORTH,
TEXAS
AMLI at:
 Fossil Creek         384       $23.7        25%      3Q/96     2Q/97      1Q/98       3Q/98         73%       23%
 Autumn Chase III     240       $14.4       100%      3Q/96     4Q/97      2Q/98       4Q/98         20%       N/A
 on the Parkway       240       $15.7       100%      1Q/97     1Q/98      4Q/98       1Q/99          2%       N/A

AUSTIN, TEXAS
AMLI at:
 Wells Branch         576       $36.5       100%      1Q/97     4Q/97      3Q/99       1Q/00          5%       N/A

AURORA, ILLINOIS
AMLI at:
 Aurora Crossing      272       $24.5        25%      2Q/96     1Q/97      4Q/97       2Q/98         90%       31%
 Oakhurst North       464       $44.4       100%      1Q/97     1Q/98      3Q/99       1Q/00          3%       N/A

EASTERN, KANSAS
AMLI at:
 Crown Colony II       64        $3.6       100%      2Q/96     1Q/97      2Q/97       3Q/97        100%       91%
                   ------      ------
TOTAL/AVERAGE       3,620      $255.0
                   ======      ======





                                           AMLI RESIDENTIAL PROPERTIES TRUST
                                          DEVELOPMENT ACTIVITIES - CONTINUED

PLANNING STAGES
---------------

                   Number
                     of
Community Name     Units
--------------     ------
ATLANTA, GEORGIA
AMLI at:
 Northwinds
  II & III            400
 South Gwinnett       216

GAINESVILLE,
 GEORGIA
AMLI at:
 Park Creek           200

DALLAS/FORTH WORTH,
 TEXAS
AMLI at:
 Legacy
   (Hedgecoxe)        240
 Fossil Creek II      520


The following is a "Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995 and Section
21E of the Securities Exchange Act of 1934.  The projections contained in the table above that are not historical facts are forward-looking statements.  Risks associated with the Company's development, construction and lease-up activities, which could impact the forward-looking statements may include:  development opportunities may be abandoned; construction costs of a community may exceed original estimates, possibly making the community uneconomical; construction and lease-up may not be completed on schedule, resulting in increased debt service and construction costs; estimates of the costs of improvements to bring an acquired property up to the standards established for the market position intended for that property may prove inaccurate.
